Exhibit 8.1

List of Significant Subsidiaries of the Registrant and VIEs

Subsidiaries	Place of Incorporation
BCPE Bridge Stack Holdco Limited	Cayman
Stack Midco Limited	Cayman
BCPE Stack ZJK Limited	Cayman
Integral Investments South Asia III	Mauritius
BC Asia Investments V Limited	Mauritius
BC Asia Investments IV Limited	Mauritius
BC Asia Investments VI Limited	Mauritius
Bridge DC Trust	Singapore
BDC Assetco Pte. Ltd.	Singapore
BDC (India) Holdco Pte. Ltd.	Singapore
BDC (Malaysia) Holdco Pte. Ltd.	Singapore
Bridge Data Centres Malaysia Holdings Sdn. Bhd.	Malaysia
Bridge Data Centres Malaysia Sdn. Bhd.	Malaysia
Bridge Data Centres Malaysia Holdings II Sdn. Bhd.	Malaysia
Bridge Data Centres Malaysia Holdings III Sdn. Bhd.	Malaysia
Bridge Data Centres Malaysia II Sdn. Bhd.	Malaysia
Bridge Data Centres Malaysia III Sdn. Bhd.	Malaysia
Bridge Data Centres Malaysia IV Sdn. Bhd.	Malaysia
Bridge Datacentres (Mumbai) LLP	India
Stack HK Limited	Hong Kong
Suzhou Stack Data Technology Co., Ltd.	Mainland China
Suzhou Sidake Data Science and Technology Co., Ltd.	Mainland China
Jiangsu Sidage Data Science and Technology Co., Ltd.	Mainland China
Hebei Stack Data Technology Investment Co., Ltd.	Mainland China
Huailai Qinhuai Data Technology Co., Ltd.	Mainland China
Huailai Qinhuai Data Science and Technology Co., Ltd.	Mainland China
Huailai Qinxin New Energy Co., Ltd.	Mainland China
Huailai Sidahui Data Co., Ltd.	Mainland China
Huailai Sidayuan Data Co., Ltd.	Mainland China
Huailai Sidage Data Co., Ltd.	Mainland China
Huailai Sidake Data Co., Ltd.	Mainland China
Huailai Sidarui Data Co., Ltd.	Mainland China
Huailai Sidasheng Data Co., Ltd.	Mainland China
Huailai Sidaming Data Co., Ltd.	Mainland China
Huailai Sidayu Data Co., Ltd.	Mainland China
Huailai Sidazhi Data Science and Technology Co., Ltd.	Mainland China
Huailai Sidadong Data Co., Ltd.	Mainland China
Huailai Sidazheng Data Co., Ltd.	Mainland China
Huailai Sidahua Data Co., Ltd.	Mainland China
Huailai Sidaduo Data Co., Ltd.	Mainland China
Huailai Sidaxin Data Co., Ltd.	Mainland China
Huailai Sidahao Data Co., Ltd.	Mainland China
Huailai Sidajun Data Co., Ltd.	Mainland China
Huailai Sidaqi Data Co., Ltd.	Mainland China
Huailai Huizhi Construction Co., Ltd.	Mainland China
Nantong Stack Data Technology Co., Ltd.	Mainland China
Nantong Sidake Data Co., Ltd.	Mainland China
Nantong Sidajie Information Technology Co., Ltd.	Mainland China
Nantong Sidakun Data Co., Ltd.	Mainland China
Nantong Sidayun Information Technology Co., Ltd.	Mainland China
Datong Qinshu Information Technology Co., Ltd.	Mainland China
Shanxi Xintong Operation and Maintenance Service Co., Ltd.	Mainland China

Datong Qinxin New Energy Co., Ltd.	Mainland China
Datong Sidake Data Co., Ltd.	Mainland China
Datong Sidage Data Co., Ltd.	Mainland China
Datong Sidayun Data Co., Ltd.	Mainland China
Datong Sidachen Data Co., Ltd.	Mainland China
Datong Sidawen Data Co., Ltd.	Mainland China
Datong Sidahao Data Co., Ltd.	Mainland China
Datong Sidayu Data Co., Ltd.	Mainland China
Datong Qinhuai Data Co., Ltd.	Mainland China
Datong Sidatai Data Co., Ltd.	Mainland China
Datong Sidaying Data Co., Ltd.	Mainland China
Datong Sidayi Data Co., Ltd.	Mainland China
Datong Sidajing Data Co., Ltd.	Mainland China
Sidage Investment (Shanghai) Co., Ltd.	Mainland China
Sidake Data Science and Technology (Shanghai) Co., Ltd.	Mainland China
Zhangjiakou Sidake Data Co., Ltd.	Mainland China
Zhangjiakou Sinan Data Co., Ltd.	Mainland China
Zhangjiakou Siyue Data Co., Ltd.	Mainland China
Zhangjiakou Siyun Data Co., Ltd.	Mainland China
Zhangjiakou Siheng Data Co., Ltd.	Mainland China
Zhangjiakou Sidong Data Co., Ltd.	Mainland China
Zhangjiakou Sixu Data Co., Ltd.	Mainland China
Zhangjiakou Sibo Data Co., Ltd.	Mainland China
Zhangjiakou Sichang Data Co., Ltd.	Mainland China
Hebei Xintong Operation and Maintenance Service Co., Ltd.	Mainland China
Hebei Xintai Property Management Co., Ltd.	Mainland China
Huailai Sidashi Data Co., Ltd.	Mainland China
Beijing Qinchuang Engineering Project Management Co., Ltd.	Mainland China
Chindustry Property Management Service Shanxi Co., Ltd.	Mainland China
Chindata (Qingyang) Science and Technology Co., Ltd.	Mainland China
Chindata (Xiamen) Science and Technology Co., Ltd.	Mainland China
Chindata (Jiangsu) Science and Technology Co., Ltd.	Mainland China
Chindata (Shanghai) Data Science and Technology Co., Ltd.	Mainland China
Chindata (Hebei) Co., Ltd.	Mainland China
Hainan Qinhai Management Consulting Co., Ltd.	Mainland China
Langfang Sizhe Data Co., Ltd.	Mainland China
Xinkai Cloud Computing (Tianjin) Co., Ltd.	Mainland China
Tianjin Xinxun Data Co., Ltd.	Mainland China

Consolidated Variable Interest Entities	Place of Incorporation
Sitan (Beijing) Data Science and Technology Co., Ltd.	Mainland China
Hebei Qinshu Information Science and Technology Co., Ltd.	Mainland China

Subsidiaries of Consolidated Variable Interest Entities	Place of Incorporation
Chindata (Shenzhen) Co., Ltd.	Mainland China
Chindata (Beijing) Co., Ltd.	Mainland China
Sidake Hebei Data Science and Technology Co., Ltd.	Mainland China
Datong Sitan Data Science and Technology Co., Ltd.	Mainland China
Datong Qinling Information Science and Technology Co., Ltd.	Mainland China
Huailai Qinyuan Information Science and Technology Co., Ltd.	Mainland China
Huailai Qinrui Information Science and Technology Co., Ltd.	Mainland China
Huailai Qinsang Information Science and Technology Co., Ltd.	Mainland China
Jiangsu Qintong Data Science and Technology Co., Ltd.	Mainland China
Shanghai Qingang Data Science and Technology Co., Ltd.	Mainland China
Zhangjiakou Qinming Information Science and Technology Co., Ltd.	Mainland China